UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 31, 2020 (July 28, 2020)

L Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344			31-1029810
(Commission File Number)			(IRS Employer Identification No.)

Three Limited Parkway
Columbus,	OH		43230
(Address of Principal Executive Offices)			(Zip Code)
(614) 415-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	LB	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated with Exit or Disposal Activities.
On July 28, 2020, L Brands, Inc. (the "Company") issued a press release announcing, among other things, actions the Company is taking to drive long-term shareholder value and toward establishing Bath & Body Works as a pure-play public company and preparing the Victoria’s Secret Lingerie, Victoria’s Secret Beauty and PINK businesses (collectively, "Victoria’s Secret") to operate as a separate, standalone company.

The Company expects to deliver approximately $400 million in annualized cost reductions through its profit improvement plan for Victoria’s Secret and actions to decentralize and streamline shared corporate and other functions. Approximately $175 million of savings are expected to be achieved in fiscal 2020. In the second quarter of fiscal 2020, the Company expects to record pre-tax severance costs of approximately $75 million related to a reduction of home office headcount. The reduction impacts approximately 15% of the Company's home office headcount, or about 850 associates.

Item 8.01. Other Events.
In the press release the Company also provided a business update and announced that it is actively working to reduce the operating loss from the Company-owned business in the United Kingdom (the "U.K."). In the U.K., the Company entered into ‘Light Administration’ in June in order to restructure lease agreements and explore the sale of the business to a joint venture or franchise partner. The Company subsequently signed Heads of Terms with a major fashion retailer and is in an exclusive period of negotiation.

A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1    Press Release of L Brands, Inc., dated July 28, 2020.
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L Brands, Inc.

Date:	July 31, 2020	By:	/s/ STUART B. BURGDOERFER
Stuart B. Burgdoerfer
Executive Vice President and Chief Financial Officer